Blanket Bond Insurance Agreement

This Agreement is made as of the 9th day of October 2024, by and among the investment companies listed in Appendix A (collectively referred to herein as the “Funds”), First Trust Advisors L.P. (the “Advisor”) and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the “Parties”).

Witnesseth:

Whereas, the Parties have agreed to acquire a joint insured policy (the “Policy”) issued by ICI Mutual Insurance Company containing broker’s blanket bond coverage (“Blanket Bond Coverage”) which shall cover all Parties;

Whereas, the total amount of the Blanket Bond Coverage under the Policy will be $37,000,000 (“Bond Amount”) based upon the determination of each Fund’s Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $28,200,000 (“Basic Bond Coverage”) as provided in Appendix B;

Whereas, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

The Parties, therefore, agree that:

1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

2. Losses.

(a) General. The Policy is a “claims made” insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a “Blanket Bond Loss.” Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

(b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days’ written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party’s rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

In Witness Whereof, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Enhanced Equity Income Fund

First Trust Senior Floating Rate Income Fund II

First Trust Mortgage Income Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust High Yield Opportunities 2027 Term Fund

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Series Fund

First Trust Variable Insurance Trust

By __/s/ Kristi A. Maher___________________________

            Kristi A. Maher, Assistant Secretary

First Trust Advisors L.P.

First Trust Portfolios L.P.

By __/s/ Kristi A. Maher___________________________

            Kristi A. Maher, Deputy General Counsel

Appendix A

Closed-End Funds

First Trust Enhanced Equity Income Fund

First Trust Senior Floating Rate Income Fund II

First Trust Mortgage Income Fund

First Trust Specialty Finance and Financial Opportunities Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust High Yield Opportunities 2027 Term Fund

First Trust Exchange-Traded Fund

First Trust Bloomberg Inflation Sensitive Equity ETF

First Trust Capital Strength® ETF

First Trust Dividend Strength™ ETF

First Trust Dow 30 Equal Weight ETF

First Trust Dow Jones Internet Index Fund

First Trust Dow Jones Select MicroCap Index Fund

First Trust Growth Strength™ ETF

First Trust Indxx Aerospace & Defense ETF

First Trust Lunt U.S. Factor Rotation ETF

First Trust Morningstar Dividend Leaders Index Fund

First Trust NASDAQ® ABA Community Bank Index Fund

First Trust NASDAQ® Clean Edge® Green Energy Index Fund

First Trust NASDAQ-100 Equal Weighted Index Fund

First Trust NASDAQ-100 Ex-Technology Sector Index Fund

First Trust NASDAQ-100-Technology Sector Index Fund

First Trust Natural Gas ETF

First Trust NYSE® Arca® Biotechnology Index Fund

First Trust S&P 500 Diversified Free Cash Flow ETF

First Trust S&P REIT Index Fund

First Trust US Equity Opportunities ETF

First Trust Value Line® Dividend Index Fund

First Trust Water ETF

First Trust WCM Developing World Equity ETF

First Trust WCM International Equity ETF

FT Vest Gold Strategy Quarterly Buffer ETF

FT Cayman Subsidiary IV

FT Vest Gold Strategy Target Income ETF®

FT Cayman Subsidiary V

First Trust Exchange-Traded Fund II

First Trust Alerian Disruptive Technology Real Estate ETF

First Trust Alerian U.S. NextGen Infrastructure ETF

First Trust Bloomberg Emerging Market Democracies ETF

First Trust Cloud Computing ETF

First Trust Dow Jones Global Select Dividend Index Fund

First Trust Dow Jones International Internet ETF

First Trust Emerging Markets Human Flourishing ETF

First Trust Global Wind Energy ETF

First Trust Indxx Global Agriculture ETF

First Trust Indxx Global Natural Resources Income ETF

First Trust Indxx Metaverse ETF

First Trust Indxx NextG ETF

First Trust International Equity Opportunities ETF

First Trust IPOX® Europe Equity Opportunities ETF

First Trust Nasdaq Cybersecurity ETF

First Trust Nasdaq Lux Digital Health Solutions ETF

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund

First Trust S-Network Future Vehicles & Technology ETF

First Trust STOXX® European Select Dividend Index Fund

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Consumer Discretionary AlphaDEX® Fund

First Trust Consumer Staples AlphaDEX® Fund

First Trust Energy AlphaDEX® Fund

First Trust Financials AlphaDEX® Fund

First Trust Health Care AlphaDEX® Fund

First Trust Industrials/Producer Durables AlphaDEX® Fund

First Trust Large Cap Core AlphaDEX® Fund

First Trust Large Cap Growth AlphaDEX® Fund

First Trust Large Cap Value AlphaDEX® Fund

First Trust Materials AlphaDEX® Fund

First Trust Mid Cap Core AlphaDEX® Fund

First Trust Mid Cap Growth AlphaDEX® Fund

First Trust Mid Cap Value AlphaDEX® Fund

First Trust Multi Cap Growth AlphaDEX® Fund

First Trust Multi Cap Value AlphaDEX® Fund

First Trust Small Cap Core AlphaDEX® Fund

First Trust Small Cap Growth AlphaDEX® Fund

First Trust Small Cap Value AlphaDEX® Fund

First Trust Technology AlphaDEX® Fund

First Trust Utilities AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Asia Pacific ex-Japan AlphaDEX® Fund

First Trust Brazil AlphaDEX® Fund

First Trust China AlphaDEX® Fund

First Trust Developed Markets ex-US AlphaDEX® Fund

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund

First Trust Emerging Markets AlphaDEX® Fund

First Trust Emerging Markets Small Cap AlphaDEX® Fund

First Trust Europe AlphaDEX® Fund

First Trust Eurozone AlphaDEX® ETF

First Trust Germany AlphaDEX® Fund

First Trust India NIFTY 50 Equal Weight ETF

First Trust Japan AlphaDEX® Fund

First Trust Latin America AlphaDEX® Fund

First Trust Switzerland AlphaDEX® Fund

First Trust United Kingdom AlphaDEX® Fund

First Trust Exchange-Traded Fund III

First Trust California Municipal High Income ETF

First Trust Emerging Markets Local Currency Bond ETF

First Trust Horizon Managed Volatility Developed International ETF

First Trust Horizon Managed Volatility Domestic ETF

First Trust Horizon Managed Volatility Small/Mid ETF

First Trust Institutional Preferred Securities and Income ETF

First Trust Long/Short Equity ETF

First Trust Managed Municipal ETF

First Trust Merger Arbitrage ETF

First Trust Municipal High Income ETF

First Trust New York Municipal High Income ETF

First Trust Preferred Securities and Income ETF

First Trust RiverFront Dynamic Developed International ETF

First Trust RiverFront Dynamic Emerging Markets ETF

First Trust RiverFront Dynamic Europe ETF

First Trust Short Duration Managed Municipal ETF

First Trust Ultra Short Duration Municipal ETF

First Trust Exchange-Traded Fund IV

First Trust Commercial Mortgage Opportunities ETF

First Trust Core Investment Grade ETF

First Trust EIP Carbon Impact ETF

First Trust Enhanced Short Maturity ETF

First Trust High Income Strategic Focus ETF

First Trust Intermediate Duration Investment Grade Corporate ETF

First Trust Intermediate Government Opportunities ETF

First Trust Limited Duration Investment Grade Corporate ETF

First Trust Long Duration Opportunities ETF

First Trust Low Duration Opportunities ETF

First Trust North American Energy Infrastructure Fund

First Trust Senior Loan Fund

First Trust SSI Strategic Convertible Securities ETF

First Trust Structured Credit Income Opportunities ETF

First Trust Tactical High Yield ETF

FT Energy Income Partners Strategy ETF

FT Vest DJIA® Dogs 10 Target Income ETF

FT Vest Dow Jones Internet & Target Income ETF

FT Vest Rising Dividend Achievers Target Income ETF

FT Vest S&P 500® Dividend Aristocrats Target Income ETF®

FT Vest SMID Rising Dividend Achievers Target Income ETF

FT Vest Technology Dividend Target Income ETF

First Trust Exchange-Traded Fund V

First Trust Managed Futures Strategy Fund

FT Cayman Subsidiary

First Trust Exchange-Traded Fund VI

Emerging Markets Equity Select ETF

First Trust Bloomberg R&D Leaders ETF

First Trust Bloomberg Shareholder Yield ETF

First Trust BuyWrite Income ETF

First Trust Dorsey Wright DALI 1 ETF

First Trust Dorsey Wright Dynamic Focus 5 ETF

First Trust Dorsey Wright Focus 5 ETF

First Trust Dorsey Wright International Focus 5 ETF

First Trust Dorsey Wright Momentum & Dividend ETF

First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust Dorsey Wright Momentum & Value ETF

First Trust Indxx Innovative Transaction & Process ETF

First Trust Indxx Medical Devices ETF

First Trust International Developed Capital Strength® ETF

First Trust Nasdaq Artificial Intelligence and Robotics ETF

First Trust Nasdaq Bank ETF

First Trust Nasdaq BuyWrite Income ETF

First Trust Nasdaq Food & Beverage ETF

First Trust Nasdaq Oil & Gas ETF

First Trust Nasdaq Pharmaceuticals ETF

First Trust Nasdaq Semiconductor ETF

First Trust NASDAQ Technology Dividend Index Fund

First Trust Nasdaq Transportation ETF

First Trust New Constructs Core Earnings Leaders ETF

First Trust RBA American Industrial Renaissance® ETF

First Trust Rising Dividend Achievers ETF

First Trust S&P 500 Diversified Dividend Aristocrats ETF

First Trust S&P 500 Economic Moat ETF

First Trust S&P International Dividend Aristocrats ETF

First Trust SMID Cap Rising Dividend Achievers ETF

First Trust SMID Capital Strength ETF

First Trust S-Network E-Commerce ETF

First Trust S-Network Streaming & Gaming ETF

Multi-Asset Diversified Income Index Fund

Small Cap US Equity Select ETF

First Trust Exchange-Traded Fund VII

First Trust Global Tactical Commodity Strategy Fund

FT Cayman Subsidiary II

First Trust Alternative Absolute Return Strategy ETF

FT Cayman Subsidiary III

First Trust Exchange-Traded Fund VIII

First Trust Active Factor Large Cap ETF

First Trust Active Factor Mid Cap ETF

First Trust Active Factor Small Cap ETF

First Trust Active Global Quality Income ETF

First Trust Expanded Technology ETF

First Trust Flexible Municipal High Income ETF

First Trust Income Opportunities ETF

First Trust Innovation Leaders ETF

First Trust Low Duration Strategic Focus ETF

First Trust Multi-Manager Large Growth ETF

First Trust Multi-Manager Small Cap Opportunities ETF

First Trust Multi-Strategy Alternative ETF

First Trust SkyBridge Crypto Industry and Digital Economy ETF

FT Cayman Subsidiary VI

First Trust TCW Emerging Markets Debt ETF

First Trust TCW Opportunistic Fixed Income ETF

First Trust TCW Securitized Plus ETF

First Trust TCW Unconstrained Plus Bond ETF

FT Energy Income Partners Enhanced Income ETF

FT Raymond James Multicap Growth Equity ETF

FT Vest Buffered Allocation Defensive ETF

FT Vest Buffered Allocation Growth ETF

FT Vest Emerging Markets Buffer ETF - September

FT Vest International Equity Moderate Buffer ETF - December

FT Vest International Equity Moderate Buffer ETF - June

FT Vest International Equity Moderate Buffer ETF - March

FT Vest International Equity Moderate Buffer ETF - September

FT Vest Laddered Buffer ETF

FT Vest Laddered Deep Buffer ETF

FT Vest Laddered International Moderate Buffer ETF

FT Vest Laddered Moderate Buffer ETF

FT Vest Laddered Nasdaq Buffer ETF

FT Vest Laddered Small Cap Moderate Buffer ETF

FT Vest Nasdaq-100® Buffer ETF - December

FT Vest Nasdaq-100® Buffer ETF - June

FT Vest Nasdaq-100® Buffer ETF - March

FT Vest Nasdaq-100® Buffer ETF - September

FT Vest Nasdaq-100® Conservative Buffer ETF - April

FT Vest Nasdaq-100® Conservative Buffer ETF - July

FT Vest Nasdaq-100® Moderate Buffer ETF - August

FT Vest Nasdaq-100® Moderate Buffer ETF - May

FT Vest U.S. Equity Buffer & Premium Income ETF - December

FT Vest U.S. Equity Buffer & Premium Income ETF - June

FT Vest U.S. Equity Buffer & Premium Income ETF - March

FT Vest U.S. Equity Buffer & Premium Income ETF - September

FT Vest U.S. Equity Buffer ETF - April

FT Vest U.S. Equity Buffer ETF - August

FT Vest U.S. Equity Buffer ETF - December

FT Vest U.S. Equity Buffer ETF - February

FT Vest U.S. Equity Buffer ETF - January

FT Vest U.S. Equity Buffer ETF - July

FT Vest U.S. Equity Buffer ETF - June

FT Vest U.S. Equity Buffer ETF - March

FT Vest U.S. Equity Buffer ETF - May

FT Vest U.S. Equity Buffer ETF - November

FT Vest U.S. Equity Buffer ETF - October

FT Vest U.S. Equity Buffer ETF - September

FT Vest U.S. Equity Deep Buffer ETF - April

FT Vest U.S. Equity Deep Buffer ETF - August

FT Vest U.S. Equity Deep Buffer ETF - December

FT Vest U.S. Equity Deep Buffer ETF - February

FT Vest U.S. Equity Deep Buffer ETF - January

FT Vest U.S. Equity Deep Buffer ETF - July

FT Vest U.S. Equity Deep Buffer ETF - June

FT Vest U.S. Equity Deep Buffer ETF - March

FT Vest U.S. Equity Deep Buffer ETF - May

FT Vest U.S. Equity Deep Buffer ETF - November

FT Vest U.S. Equity Deep Buffer ETF - October

FT Vest U.S. Equity Deep Buffer ETF - September

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September

FT Vest U.S. Equity Equal Weight Buffer ETF - June

FT Vest U.S. Equity Equal Weight Buffer ETF - September

FT Vest U.S. Equity Max Buffer ETF - August

FT Vest U.S. Equity Max Buffer ETF - July

FT Vest U.S. Equity Max Buffer ETF - June

FT Vest U.S. Equity Max Buffer ETF - March

FT Vest U.S. Equity Max Buffer ETF - September

FT Vest U.S. Equity Moderate Buffer ETF - April

FT Vest U.S. Equity Moderate Buffer ETF - August

FT Vest U.S. Equity Moderate Buffer ETF - December

FT Vest U.S. Equity Moderate Buffer ETF - February

FT Vest U.S. Equity Moderate Buffer ETF - January

FT Vest U.S. Equity Moderate Buffer ETF - July

FT Vest U.S. Equity Moderate Buffer ETF - June

FT Vest U.S. Equity Moderate Buffer ETF - March

FT Vest U.S. Equity Moderate Buffer ETF - May

FT Vest U.S. Equity Moderate Buffer ETF - November

FT Vest U.S. Equity Moderate Buffer ETF - October

FT Vest U.S. Equity Moderate Buffer ETF - September

FT Vest U.S. Small Cap Moderate Buffer ETF - August

FT Vest U.S. Small Cap Moderate Buffer ETF - February

FT Vest U.S. Small Cap Moderate Buffer ETF - May

FT Vest U.S. Small Cap Moderate Buffer ETF - November

First Trust Series Fund

First Trust Managed Municipal Fund

First Trust Preferred Securities and Income Fund

First Trust Short Duration High Income Fund

First Trust WCM Focused Global Growth Fund

First Trust/Confluence Small Cap Value Fund

First Trust Variable Insurance Trust

First Trust Capital Strength® Hedged Equity Portfolio

First Trust Capital Strength® Portfolio

First Trust Dorsey Wright Tactical Core Portfolio

First Trust Growth Strength(TM) Portfolio

First Trust International Developed Capital Strength® Portfolio

First Trust Multi Income Allocation Portfolio

First Trust/Dow Jones Dividend & Income Allocation Portfolio

Appendix B

First Trust Series Fund
First Trust Preferred Securities and Income Fund	N/A
First Trust/Confluence Small Cap Value Fund	N/A
First Trust Short Duration High Income Fund	N/A
First Trust Managed Municipal Fund	N/A
Sub-Total	$750,000

First Trust Variable Insurance Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio	N/A
First Trust Dorsey Wright Tactical Core Portfolio	N/A
First Trust Capital Strength Portfolio	N/A
First Trust International Developed Capital Strength® Portfolio	N/A
First Trust Multi Income Allocation Portfolio	N/A
First Trust Growth Strength Portfolio	N/A
First Trust Capital Strength Hedged Equity Portfolio	N/A
Sub-Total	$1,250,000

First Trust Closed-End Funds
First Trust Senior Floating Rate Income Fund II	$750,000
First Trust Enhanced Equity Income Fund	$750,000
First Trust Mortgage Income Fund	$400,000
First Trust Specialty Finance and Financial Opportunities Fund	$400,000
First Trust Intermediate Duration Preferred & Income Fund	$1,500,000
First Trust High Yield Opportunities 2027 Term Fund	$900,000
Sub-Total	$4,700,000

First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	N/A
First Trust Morningstar Dividend Leaders Index Fund	N/A
First Trust US Equity Opportunities ETF	N/A
First Trust NASDAQ-100 Equal Weighted Index Fund	N/A
First Trust NASDAQ-100-Technology Sector Index Fund	N/A
First Trust NYSE® Arca® Biotechnology Index Fund	N/A
First Trust Dow Jones Internet Index Fund	N/A
First Trust Capital Strength ETF	N/A
First Trust Dividend Strength ETF	N/A
First Trust Value Line® Dividend Index Fund	N/A
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	N/A
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	N/A
First Trust S&P REIT Index Fund	N/A
First Trust Natural Gas ETF	N/A
First Trust Water ETF	N/A
First Trust NASDAQ® ABA Community Bank Index Fund	N/A
First Trust Dow 30 Equal Weight ETF	N/A

First Trust Lunt U.S. Factor Rotation ETF	N/A
FT Vest Gold Strategy Quarterly Buffer ETF	N/A
FT Vest Gold Strategy Target Income ETF®	N/A
First Trust Growth Strength ETF	N/A
First Trust Indxx Aerospace & Defense ETF	N/A
First Trust Bloomberg Inflation Sensitive Equity ETF	N/A
First Trust S&P 500 Diversified Free Cash Flow ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund
First Trust Large Cap Core AlphaDEX® Fund	N/A
First Trust Mid Cap Core AlphaDEX® Fund	N/A
First Trust Small Cap Core AlphaDEX® Fund	N/A
First Trust Large Cap Value AlphaDEX® Fund	N/A
First Trust Large Cap Growth AlphaDEX® Fund	N/A
First Trust Multi Cap Value AlphaDEX® Fund	N/A
First Trust Multi Cap Growth AlphaDEX® Fund	N/A
First Trust Consumer Discretionary AlphaDEX® Fund	N/A
First Trust Consumer Staples AlphaDEX® Fund	N/A
First Trust Energy AlphaDEX® Fund	N/A
First Trust Financials AlphaDEX® Fund	N/A
First Trust Health Care AlphaDEX® Fund	N/A
First Trust Industrials/Producer Durables AlphaDEX® Fund	N/A
First Trust Materials AlphaDEX® Fund	N/A
First Trust Technology AlphaDEX® Fund	N/A
First Trust Utilities AlphaDEX® Fund	N/A
First Trust Mid Cap Growth AlphaDEX® Fund	N/A
First Trust Mid Cap Value AlphaDEX® Fund	N/A
First Trust Small Cap Growth AlphaDEX® Fund	N/A
First Trust Small Cap Value AlphaDEX® Fund	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund II
First Trust STOXX® European Select Dividend Index Fund	N/A
First Trust Alerian Disruptive Technology Real Estate ETF	N/A
First Trust Dow Jones Global Select Dividend Index Fund	N/A
First Trust Global Wind Energy ETF	N/A
First Trust Alerian U.S. NextGen Infrastructure ETF	N/A
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	N/A
First Trust Indxx Global Natural Resources Income ETF	N/A
First Trust Indxx Global Agriculture ETF	N/A
First Trust Indxx NextG ETF	N/A
First Trust S-Network Future Vehicles & Technology ETF	N/A
First Trust Cloud Computing ETF	N/A
First Trust International Equity Opportunities ETF	N/A
First Trust Nasdaq Cybersecurity ETF	N/A
First Trust IPOX® Europe Equity Opportunities ETF	N/A

First Trust Dow Jones International Internet ETF	N/A
First Trust Nasdaq Lux Digital Health Solutions ETF	N/A
First Trust Indxx Metaverse ETF	N/A
First Trust Emerging Markets Human Flourishing ETF	N/A
First Trust Bloomberg Emerging Market Democracies ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	N/A
First Trust Emerging Markets AlphaDEX® Fund	N/A
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	N/A
First Trust Europe AlphaDEX® Fund	N/A
First Trust Latin America AlphaDEX® Fund	N/A
First Trust Brazil AlphaDEX® Fund	N/A
First Trust China AlphaDEX® Fund	N/A
First Trust Japan AlphaDEX® Fund	N/A
First Trust Germany AlphaDEX® Fund	N/A
First Trust United Kingdom AlphaDEX® Fund	N/A
First Trust India NIFTY 50 Equal Weight ETF	N/A
First Trust Switzerland AlphaDEX® Fund	N/A
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	N/A
First Trust Emerging Markets Small Cap AlphaDEX® Fund	N/A
First Trust Eurozone AlphaDEX® ETF	N/A
Sub-Total	$1,700,000

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	N/A
First Trust Managed Municipal ETF	N/A
First Trust Long/Short Equity ETF	N/A
First Trust Emerging Markets Local Currency Bond ETF	N/A
First Trust RiverFront Dynamic Developed International ETF	N/A
First Trust RiverFront Dynamic Europe ETF	N/A
First Trust RiverFront Dynamic Emerging Markets ETF	N/A
First Trust Horizon Managed Volatility Domestic ETF	N/A
First Trust Horizon Managed Volatility Developed International ETF	N/A
First Trust California Municipal High Income ETF	N/A
First Trust Institutional Preferred Securities and Income ETF	N/A
First Trust Municipal High Income ETF	N/A
First Trust Short Duration Managed Municipal ETF	N/A
First Trust Ultra Short Duration Municipal ETF	N/A
First Trust Merger Arbitrage ETF	N/A
First Trust Horizon Managed Volatility Small/Mid ETF	N/A
First Trust New York Municipal High Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	N/A
First Trust Tactical High Yield ETF	N/A
First Trust Senior Loan Fund	N/A
First Trust Enhanced Short Maturity ETF	N/A
First Trust Low Duration Opportunities ETF	N/A
First Trust Long Duration Opportunities ETF	N/A
First Trust SSI Strategic Convertible Securities ETF	N/A
First Trust EIP Carbon Impact ETF	N/A
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	N/A
First Trust Limited Duration Investment Grade Corporate ETF	N/A
First Trust High Income Strategic Focus ETF	N/A
FT Vest Rising Dividend Achievers Target Income ETF	N/A
FT Energy Income Partners Strategy ETF	N/A
FT Vest DJIA® Dogs 10 Target Income ETF	N/A
FT Vest SMID Rising Dividend Achievers Target Income ETF	N/A
FT Vest Technology Dividend Target Income ETF	N/A
First Trust Intermediate Duration Investment Grade Corporate ETF	N/A
First Trust Intermediate Government Opportunities ETF	N/A
First Trust Core Investment Grade ETF	N/A
First Trust Structured Credit Income Opportunities ETF	N/A
First Trust Commercial Mortgage Opportunities ETF	N/A
FT Vest Dow Jones Internet & Target Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	N/A
Sub-Total	$600,000

First Trust Exchange-Traded Fund VI
First Trust NASDAQ Technology Dividend Index Fund	N/A
Multi-Asset Diversified Income Index Fund	N/A
First Trust S&P International Dividend Aristocrats ETF	N/A
First Trust BuyWrite Income ETF	N/A
First Trust Nasdaq BuyWrite Income ETF	N/A
First Trust Rising Dividend Achievers ETF	N/A
First Trust Dorsey Wright Focus 5 ETF	N/A
First Trust RBA American Industrial Renaissance® ETF	N/A
First Trust Dorsey Wright Momentum & Dividend ETF	N/A
First Trust Dorsey Wright International Focus 5 ETF	N/A
First Trust Dorsey Wright Dynamic Focus 5 ETF	N/A
First Trust SMID Cap Rising Dividend Achievers ETF	N/A
First Trust Indxx Innovative Transaction & Process ETF	N/A
First Trust Nasdaq Artificial Intelligence and Robotics ETF	N/A
First Trust Dorsey Wright Momentum & Low Volatility ETF	N/A
First Trust Dorsey Wright Momentum & Value ETF	N/A
First Trust Nasdaq Bank ETF	N/A

First Trust Nasdaq Food & Beverage ETF	N/A
First Trust Nasdaq Oil & Gas ETF	N/A
First Trust Nasdaq Pharmaceuticals ETF	N/A
First Trust S-Network E-Commerce ETF	N/A
First Trust Nasdaq Semiconductor ETF	N/A
First Trust Nasdaq Transportation ETF	N/A
Emerging Markets Equity Select ETF	N/A
First Trust Bloomberg Shareholder Yield ETF	N/A
First Trust SMID Capital Strength ETF	N/A
Small Cap US Equity Select ETF	N/A
First Trust S&P 500 Diversified Dividend Aristocrats ETF	N/A
First Trust Dorsey Wright DALI 1 ETF	N/A
First Trust International Developed Capital Strength® ETF	N/A
First Trust Indxx Medical Devices ETF	N/A
First Trust S-Network Streaming & Gaming ETF	N/A
First Trust Bloomberg R&D Leaders ETF	N/A
First Trust S&P 500 Economic Moat ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	N/A
First Trust Alternative Absolute Return Strategy ETF	N/A
Sub-Total	$1,700,000

First Trust Exchange-Traded Fund VIII
First Trust Income Opportunities ETF	N/A
First Trust Flexible Municipal High Income ETF	N/A
First Trust TCW Opportunistic Fixed Income ETF	N/A
First Trust TCW Unconstrained Plus Bond ETF	N/A
First Trust Low Duration Strategic Focus ETF	N/A
FT Vest U.S. Equity Buffer ETF - August	N/A
FT Vest U.S. Equity Deep Buffer ETF - August	N/A
FT Vest U.S. Equity Buffer ETF - November	N/A
FT Vest U.S. Equity Deep Buffer ETF - November	N/A
FT Vest U.S. Equity Buffer ETF - February	N/A
FT Vest U.S. Equity Deep Buffer ETF - February	N/A
First Trust Active Factor Large Cap ETF	N/A
First Trust Active Factor Mid Cap ETF	N/A
First Trust Active Factor Small Cap ETF	N/A
First Trust TCW Securitized Plus ETF	N/A
FT Vest U.S. Equity Buffer ETF - May	N/A
FT Vest U.S. Equity Deep Buffer ETF - May	N/A
FT Vest U.S. Equity Buffer ETF - June	N/A
FT Vest U.S. Equity Deep Buffer ETF - June	N/A
FT Vest U.S. Equity Buffer ETF - July	N/A
FT Vest U.S. Equity Deep Buffer ETF - July	N/A

First Trust Multi-Manager Large Growth ETF	N/A
FT Vest Laddered Buffer ETF	N/A
FT Vest U.S. Equity Buffer ETF - September	N/A
FT Vest U.S. Equity Deep Buffer ETF - September	N/A
FT Vest U.S. Equity Buffer ETF - October	N/A
FT Vest U.S. Equity Deep Buffer ETF - October	N/A
FT Vest U.S. Equity Buffer ETF - December	N/A
FT Vest U.S. Equity Deep Buffer ETF - December	N/A
FT Vest Nasdaq-100® Buffer ETF - December	N/A
FT Vest International Equity Moderate Buffer ETF - December	N/A
FT Vest Laddered Deep Buffer ETF	N/A
FT Vest U.S. Equity Deep Buffer ETF - January	N/A
FT Vest U.S. Equity Buffer ETF - January	N/A
First Trust TCW Emerging Markets Debt ETF	N/A
FT Vest U.S. Equity Buffer ETF - March	N/A
FT Vest U.S. Equity Deep Buffer ETF - March	N/A
FT Vest Nasdaq-100® Buffer ETF - March	N/A
FT Vest International Equity Moderate Buffer ETF - March	N/A
FT Vest U.S. Equity Buffer ETF - April	N/A
FT Vest U.S. Equity Deep Buffer ETF - April	N/A
First Trust Innovation Leaders ETF	N/A
First Trust Expanded Technology ETF	N/A
FT Vest International Equity Moderate Buffer ETF - June	N/A
FT Vest Nasdaq- 100® Buffer ETF - June	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	N/A
First Trust SkyBridge Crypto Industry and Digital Economy ETF	N/A
FT Vest Nasdaq-100® Buffer ETF - September	N/A
FT Vest International Equity Buffer ETF- September	N/A
First Trust Multi-Manager Small Cap Opportunities ETF	N/A
FT Vest Buffered Allocation Defensive ETF	N/A
FT Vest Buffered Allocation Growth ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	N/A
FT Vest Laddered Nasdaq Buffer ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	N/A
FT Vest U.S. Equity Moderate Buffer ETF - January	N/A
First Trust Multi-Strategy Alternative ETF	N/A
FT Vest U.S. Equity Moderate Buffer ETF - February	N/A
FT Vest U.S. Equity Moderate Buffer ETF - March	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	N/A
FT Vest U.S. Equity Moderate Buffer ETF - April	N/A
FT Vest U.S. Equity Moderate Buffer ETF - May	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF - May	N/A
FT Vest U.S. Equity Moderate Buffer ETF - June	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	N/A
FT Vest U.S. Equity Moderate Buffer ETF - July	N/A
FT Vest U.S. Equity Moderate Buffer ETF - August	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF - August	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	N/A

FT Vest U.S. Equity Buffer & Premium Income ETF - September	N/A
FT Vest U.S. Equity Moderate Buffer ETF - September	N/A
FT Vest Laddered Moderate Buffer ETF	N/A
FT Vest U.S. Equity Moderate Buffer ETF - October	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	N/A
First Trust Active Global Quality Income ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	N/A
FT Vest U.S. Equity Moderate Buffer ETF - November	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF - November	N/A
FT Vest U.S. Equity Moderate Buffer ETF - December	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF - December	N/A
FT Raymond James Multicap Growth Equity ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF - February	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF - March	N/A
FT Vest U.S. Equity Max Buffer ETF - March	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF - April	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	N/A
FT Vest Nasdaq-100® Moderate Buffer ETF - May	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	N/A
FT Vest Laddered Small Cap Moderate Buffer ETF	N/A
FT Energy Income Partners Enhanced Income ETF	N/A
FT Vest U.S. Equity Max Buffer ETF - June	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF - June	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF - June	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF - July	N/A
FT Vest U.S. Equity Max Buffer ETF - July	N/A
FT Vest U.S. Equity Max Buffer ETF - August	N/A
FT Vest Nasdaq-100® Moderate Buffer ETF - August	N/A
FT Vest Emerging Markets Buffer ETF - September	N/A
FT Vest U.S. Equity Max Buffer ETF - September	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF - September	N/A
FT Vest Laddered International Moderate Buffer ETF	N/A
Sub-Total	$2,500,000

Grand Total	$28,200,000

Appendix C

First Trust Variable Insurance Trust
First Trust Dorsey Wright Tactical Core Portfolio	$26
First Trust Capital Strength® Hedged Equity Portfolio	$3
First Trust Multi Income Allocation Portfolio	$9
First Trust Growth Strength(TM) Portfolio	$8
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$440
First Trust Capital Strength® Portfolio	$74
First Trust International Developed Capital Strength® Portfolio	$10
Total	$570

First Trust Exchange-Traded Fund
First Trust Lunt U.S. Factor Rotation ETF	$32
First Trust Dow 30 Equal Weight ETF	$109
First Trust S&P 500 Diversified Free Cash Flow ETF	$1
First Trust Dividend Strength™ ETF	$11
First Trust Bloomberg Inflation Sensitive Equity ETF	$1
First Trust Capital Strength® ETF	$4,389
First Trust Value Line® Dividend Index Fund	$4,749
First Trust Dow Jones Internet Index Fund	$2,912
First Trust Dow Jones Select MicroCap Index Fund	$90
First Trust Growth Strength™ ETF	$367
First Trust Indxx Aerospace & Defense ETF	$45
First Trust Morningstar Dividend Leaders Index Fund	$2,150
First Trust NASDAQ® ABA Community Bank Index Fund	$52
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	$318
First Trust NASDAQ-100 Equal Weighted Index Fund	$952
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	$61
First Trust NASDAQ-100-Technology Sector Index Fund	$1,944
First Trust Natural Gas ETF	$172
First Trust NYSE® Arca® Biotechnology Index Fund	$579
First Trust S&P REIT Index Fund	$95
First Trust US Equity Opportunities ETF	$361
First Trust Water ETF	$910
FT Vest Gold Strategy Quarterly Buffer ETF	$19
FT Vest Gold Strategy Target Income ETF®	$60
First Trust WCM Developing World Equity ETF	$1
First Trust WCM International Equity ETF	$34
Total	$20,414

First Trust Exchange-Traded Fund II
First Trust Indxx Metaverse ETF	$1
First Trust Emerging Markets Human Flourishing ETF	$21
First Trust Nasdaq Lux Digital Health Solutions ETF	$1
First Trust Alerian Disruptive Technology Real Estate ETF	$9
First Trust Alerian U.S. NextGen Infrastructure ETF	$5
First Trust Bloomberg Emerging Market Democracies ETF	$4
First Trust Cloud Computing ETF	$1,465
First Trust Dow Jones Global Select Dividend Index Fund	$270
First Trust Global Wind Energy ETF	$93
First Trust Indxx Global Agriculture ETF	$3
First Trust Indxx Global Natural Resources Income ETF	$68
First Trust Indxx NextG ETF	$189
First Trust International Equity Opportunities ETF	$71
First Trust IPOX® Europe Equity Opportunities ETF	$2
First Trust Nasdaq Cybersecurity ETF	$3,296
First Trust S-Network Future Vehicles & Technology ETF	$17
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure	$906
Index Fund
First Trust STOXX® European Select Dividend Index Fund	$76
First Trust Dow Jones International Internet ETF	$21
Total	$6,518

First Trust Exchange-Traded AlphaDEX® Fund
First Trust Consumer Discretionary AlphaDEX® Fund	$733
First Trust Consumer Staples AlphaDEX® Fund	$202
First Trust Energy AlphaDEX® Fund	$212
First Trust Financials AlphaDEX® Fund	$447
First Trust Health Care AlphaDEX® Fund	$590
First Trust Industrials/Producer Durables AlphaDEX® Fund	$975
First Trust Large Cap Core AlphaDEX® Fund	$623
First Trust Large Cap Growth AlphaDEX® Fund	$543
First Trust Large Cap Value AlphaDEX® Fund	$590
First Trust Materials AlphaDEX® Fund	$164
First Trust Mid Cap Core AlphaDEX® Fund	$612
First Trust Mid Cap Growth AlphaDEX® Fund	$174
First Trust Mid Cap Value AlphaDEX® Fund	$106
First Trust Multi Cap Growth AlphaDEX® Fund	$105
First Trust Multi Cap Value AlphaDEX® Fund	$67
First Trust Small Cap Core AlphaDEX® Fund	$440
First Trust Small Cap Growth AlphaDEX® Fund	$163
First Trust Small Cap Value AlphaDEX® Fund	$82
First Trust Technology AlphaDEX® Fund	$664
First Trust Utilities AlphaDEX® Fund	$154
Total	$7,646

First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$7
First Trust Brazil AlphaDEX® Fund	$3
First Trust China AlphaDEX® Fund	$5
First Trust Developed Markets ex-US AlphaDEX® Fund	$209
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	$4
First Trust Emerging Markets AlphaDEX® Fund	$212
First Trust Emerging Markets Small Cap AlphaDEX® Fund	$161
First Trust Europe AlphaDEX® Fund	$102
First Trust Eurozone AlphaDEX® ETF	$31
First Trust Germany AlphaDEX® Fund	$4
First Trust India NIFTY 50 Equal Weight ETF	$142
First Trust Japan AlphaDEX® Fund	$99
First Trust United Kingdom AlphaDEX® Fund	$36
First Trust Latin America AlphaDEX® Fund	$9
First Trust Switzerland AlphaDEX® Fund	$42
Total	$1,066

First Trust Series Fund
First Trust Preferred Securities and Income Fund	$117
First Trust Managed Municipal Fund	$37
First Trust Short Duration High Income Fund	$36
First Trust WCM Focused Global Growth Fund	$255
First Trust/Confluence Small Cap Value Fund	$11
Total	$456

First Trust Exchange-Traded Fund III
First Trust Horizon Managed Volatility Domestic ETF	$47
First Trust Horizon Managed Volatility Developed International ETF	$17
First Trust Horizon Managed Volatility Small/Mid ETF	$11
First Trust California Municipal High Income ETF	$127
First Trust New York Municipal High Income ETF	$9
First Trust Short Duration Managed Municipal ETF	$200
First Trust Ultra Short Duration Municipal ETF	$97
First Trust Municipal High Income ETF	$362
First Trust Merger Arbitrage ETF	$14
First Trust RiverFront Dynamic Emerging Markets ETF	$15
First Trust Managed Municipal ETF	$998
First Trust RiverFront Dynamic Developed International ETF	$61
First Trust RiverFront Dynamic Europe ETF	$3
First Trust Emerging Markets Local Currency Bond ETF	$99
First Trust Institutional Preferred Securities and Income ETF	$737
First Trust Long/Short Equity ETF	$749
First Trust Preferred Securities and Income ETF	$2,792
Total	$6,338

First Trust Exchange-Traded Fund IV
First Trust Limited Duration Investment Grade Corporate ETF	$602
FT Vest DJIA® Dogs 10 Target Income ETF	$17
First Trust Commercial Mortgage Opportunities ETF	$8
First Trust Structured Credit Income Opportunities ETF	$8
First Trust Core Investment Grade ETF	$18
FT Vest Dow Jones Internet & Target Income ETF	$1
First Trust Intermediate Government Opportunities ETF	$28
FT Vest Rising Dividend Achievers Target Income ETF	$673
First Trust EIP Carbon Impact ETF	$8
First Trust High Income Strategic Focus ETF	$22
First Trust Enhanced Short Maturity ETF	$3,045
First Trust Intermediate Duration Investment Grade Corporate ETF	$177
First Trust Long Duration Opportunities ETF	$308
First Trust Low Duration Opportunities ETF	$2,244
First Trust North American Energy Infrastructure Fund	$1,353
First Trust Senior Loan Fund	$1,071
First Trust SSI Strategic Convertible Securities ETF	$34
First Trust Tactical High Yield ETF	$779
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$1,671
FT Energy Income Partners Strategy ETF	$165
FT Vest Technology Dividend Target Income ETF	$18
FT Vest SMID Rising Dividend Achievers Target Income ETF	$71
Total	$12,321

First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	$117
Total	$117

First Trust Exchange-Traded Fund VI
Emerging Markets Equity Select ETF	$9
Small Cap US Equity Select ETF	$13
First Trust Nasdaq Food & Beverage ETF	$16
First Trust Nasdaq Pharmaceuticals ETF	$8
First Trust Nasdaq Semiconductor ETF	$707
First Trust Nasdaq Oil & Gas ETF	$88
First Trust Nasdaq Bank ETF	$52
First Trust Nasdaq Transportation ETF	$16
First Trust S&P 500 Diversified Dividend Aristocrats ETF	$19
First Trust S-Network Streaming & Gaming ETF	$2
First Trust Dorsey Wright DALI 1 ETF	$52
First Trust Bloomberg Shareholder Yield ETF	$10
First Trust S-Network E-Commerce ETF	$3
First Trust Bloomberg R&D Leaders ETF	$1
First Trust SMID Capital Strength ETF	$10
First Trust S&P 500 Economic Moat ETF	$2
First Trust BuyWrite Income ETF	$460
First Trust Dorsey Wright Dynamic Focus 5 ETF	$76

First Trust Dorsey Wright Focus 5 ETF	$1,859
First Trust Dorsey Wright International Focus 5 ETF	$96
First Trust Dorsey Wright Momentum & Dividend ETF	$31
First Trust Dorsey Wright Momentum & Low Volatility ETF	$25
First Trust Dorsey Wright Momentum & Value ETF	$16
First Trust Indxx Innovative Transaction & Process ETF	$52
First Trust Indxx Medical Devices ETF	$2
First Trust International Developed Capital Strength® ETF	$76
First Trust Nasdaq BuyWrite Income ETF	$226
First Trust NASDAQ Technology Dividend Index Fund	$1,424
First Trust RBA American Industrial Renaissance® ETF	$842
First Trust Rising Dividend Achievers ETF	$5,923
First Trust S&P International Dividend Aristocrats ETF	$40
First Trust SMID Cap Rising Dividend Achievers ETF	$3,004
Multi-Asset Diversified Income Index Fund	$218
First Trust New Constructs Core Earnings Leaders ETF	$0
First Trust Nasdaq Artificial Intelligence and Robotics ETF	$217
Total	$15,595

First Trust Exchange-Traded Fund VII
First Trust Alternative Absolute Return Strategy ETF	$56
First Trust Global Tactical Commodity Strategy Fund	$1,091
Total	$1,147

First Trust Exchange-Traded Fund VIII
First Trust Multi-Manager Large Growth ETF	$35
First Trust Active Factor Large Cap ETF	$25
First Trust Active Factor Small Cap ETF	$10
First Trust Flexible Municipal High Income ETF	$8
First Trust Low Duration Strategic Focus ETF	$63
First Trust Multi-Manager Small Cap Opportunities ETF	$11
First Trust Income Opportunities ETF	$20
First Trust Active Factor Mid Cap ETF	$7
FT Vest U.S. Equity Buffer ETF - December	$362
FT Vest U.S. Equity Buffer ETF - November	$354
FT Vest U.S. Equity Buffer ETF - October	$298
FT Vest Nasdaq-100® Buffer ETF - December	$175
FT Vest Buffered Allocation Growth ETF	$118
FT Vest Buffered Allocation Defensive ETF	$56
FT Vest Laddered Moderate Buffer ETF	$119
FT Vest U.S. Equity Deep Buffer ETF - December	$166
FT Vest U.S. Equity Deep Buffer ETF - November	$122
FT Vest U.S. Equity Deep Buffer ETF - October	$84
FT Vest U.S. Equity Moderate Buffer ETF - December	$71
FT Vest U.S. Equity Moderate Buffer ETF - November	$75
FT Vest U.S. Equity Moderate Buffer ETF - October	$35
FT Vest U.S. Small Cap Moderate Buffer ETF - November	$12
FT Vest U.S. Equity Buffer & Premium Income ETF - December	$10

FT Vest U.S. Equity Enhance & Moderate Buffer ETF - December	$172
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - November	$7
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - October	$17
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - January	$37
FT Vest U.S. Equity Deep Buffer ETF - January	$113
FT Vest International Equity Moderate Buffer ETF - December	$32
FT Vest U.S. Equity Deep Buffer ETF - February	$128
FT Vest U.S. Small Cap Moderate Buffer ETF - February	$32
FT Vest U.S. Equity Deep Buffer ETF - March	$143
FT Vest Nasdaq-100® Buffer ETF - March	$206
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - March	$88
FT Vest International Equity Moderate Buffer ETF - March	$49
FT Vest U.S. Equity Buffer & Premium Income ETF - March	$11
FT Vest U.S. Equity Max Buffer ETF - March	$94
FT Vest U.S. Equity Deep Buffer ETF - April	$116
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - April	$16
FT Vest Nasdaq-100® Moderate Buffer ETF - May	$26
FT Vest U.S. Equity Buffer ETF - May	$417
FT Vest U.S. Small Cap Moderate Buffer ETF - May	$36
FT Vest U.S. Equity Buffer ETF - February	$459
FT Vest U.S. Equity Moderate Buffer ETF - April	$105
FT Vest U.S. Equity Moderate Buffer ETF - January	$129
FT Vest U.S. Equity Buffer ETF - April	$326
FT Vest U.S. Equity Moderate Buffer ETF - February	$145
FT Vest U.S. Equity Moderate Buffer ETF - March	$163
FT Vest U.S. Equity Buffer ETF - January	$368
FT Vest Laddered Small Cap Moderate Buffer ETF	$8
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - May	$11
FT Vest U.S. Equity Moderate Buffer ETF - May	$128
FT Vest U.S. Equity Buffer ETF - March	$433
FT Vest U.S. Equity Equal Weight Buffer ETF - June	$13
FT Vest U.S. Equity Buffer & Premium Income ETF - June	$3
FT Vest U.S. Equity Buffer ETF - June	$414
FT Vest U.S. Equity Deep Buffer ETF - June	$125
FT Vest U.S. Equity Moderate Buffer ETF - June	$244
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - June	$88
FT Vest Nasdaq-100® Buffer ETF - June	$24
FT Vest International Equity Moderate Buffer ETF - June	$83
FT Vest Nasdaq-100® Conservative Buffer ETF - July	$32
FT Vest U.S. Equity Buffer ETF - July	$449
FT Vest U.S. Equity Deep Buffer ETF - July	$180
FT Vest U.S. Equity Moderate Buffer ETF - July	$173
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - July	$27
FT Vest U.S. Equity Max Buffer ETF - July	$10
FT Vest U.S. Equity Max Buffer ETF - June	$47
FT Vest U.S. Equity Max Buffer ETF - August	$16
FT Vest Nasdaq-100® Moderate Buffer ETF - August	$44
FT Vest U.S. Equity Deep Buffer ETF - May	$132

FT Vest Nasdaq-100® Conservative Buffer ETF - April	$16
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - February	$22
FT Vest U.S. Equity Buffer ETF - August	$431
FT Vest U.S. Equity Deep Buffer ETF - August	$160
FT Vest U.S. Equity Moderate Buffer ETF - August	$104
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - August	$17
FT Vest U.S. Small Cap Moderate Buffer ETF - August	$33
First Trust Expanded Technology ETF	$11
First Trust Innovation Leaders ETF	$21
First Trust Multi-Strategy Alternative ETF	$5
First Trust SkyBridge Crypto Industry and Digital Economy ETF	$28
First Trust TCW Emerging Markets Debt ETF	$20
First Trust TCW Opportunistic Fixed Income ETF	$2,687
First Trust TCW Securitized Plus ETF	$37
First Trust TCW Unconstrained Plus Bond ETF	$1,508
FT Vest Laddered Buffer ETF	$2,653
FT Vest Laddered Deep Buffer ETF	$496
FT Vest Laddered Nasdaq Buffer ETF	$365
FT Energy Income Partners Enhanced Income ETF	$467
FT Raymond James Multicap Growth Equity ETF	$5
First Trust Active Global Quality Income ETF	$32
FT Vest U.S. Equity Max Buffer ETF - September	$11
FT Vest U.S. Equity Equal Weight Buffer ETF - September	$5
FT Vest U.S. Equity Buffer ETF - September	$389
FT Vest U.S. Equity Deep Buffer ETF - September	$118
FT Vest U.S. Equity Moderate Buffer ETF - September	$114
FT Vest U.S. Equity Enhance & Moderate Buffer ETF - September	$59
FT Vest Nasdaq-100® Buffer ETF - September	$153
FT Vest International Equity Moderate Buffer ETF - September	$20
FT Vest Emerging Markets Buffer ETF - September	$1
FT Vest U.S. Equity Buffer & Premium Income ETF - September	$38
FT Vest Laddered International Moderate Buffer ETF	$4
Total	$18,606

First Trust Closed-End Funds
First Trust High Yield Opportunities 2027 Term Fund	$279
First Trust Intermediate Duration Preferred & Income Fund	$593
First Trust Mortgage Income Fund	$27
First Trust Enhanced Equity Income Fund	$206
First Trust Specialty Finance and Financial Opportunities Fund	$30
First Trust Senior Floating Rate Income Fund II	$138
Total	$1,273

First Trust Funds	$92,067
First Trust Advisors L.P.	$53,705
First Trust Portfolios L.P.	$7,672
Total	$153,444